UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 24, 2021

BRAEMAR HOTELS & RESORTS INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway
Suite 1100
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 24, 2021, Braemar Hotels & Resorts Inc. (the “Company”) and its indirect, wholly-owned subsidiary, BHR Dorado LLC (the “Purchaser”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”) with DBR Hotel Owner LLC (the “Seller”) for the purchase of the Ritz-Carlton Dorado Beach Hotel (the “Hotel”) in Puerto Rico and the 14 adjacent luxury residences currently participating in a rental management program (the “Residences,” and together with the Hotel, the “Property”). The total consideration for the acquisition is $186.6 million ($1.7 million per key, inclusive of the Residences). The consideration will be funded by $104 million in cash, the assumption of the Hotel’s loan with KHRE SMA Fundings, LLC, of which $54 million is outstanding, and the issuance of six million shares of common stock of the Company, par value $0.01 per share, (“Common Stock”). The acquisition is expected to close February 1, 2022, subject to customary closing conditions.

The Purchase Agreement contains terms, conditions, covenants, representations and warranties and indemnities from each of the respective parties that are customary and typical for a transaction of this nature. As required by the Purchase Agreement, the Company has deposited a total of $8 million into escrow pending the closing or termination of the Purchase Agreement.

ITEM 3.02    UNREGISTERED SALES OF EQUITY SECURITIES.

Based in part upon the representations of the Seller in the Purchase Agreement, the offering by the Company of six million shares of Common Stock to the Seller pursuant to the Purchase Agreement was exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Seller represented that it is an accredited investor, as such term is defined in Rule 501(a)(3) of Regulation D under the Securities Act, and that it is acquiring the shares for investment purposes only and not with a view to any resale, distribution or other disposition of shares in violation of the United States federal securities laws.

ITEM 7.01    REGULATION FD DISCLOSURE.

On December 27, 2021, the Company announced in a press release that it entered into a definitive agreement to acquire the Property. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

Exhibit Number         Description

99.1    Press Release of the Company, dated December 27, 2021
104    Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: December 27, 2021	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary